[LETTERHEAD OF KRAMER LEVIN NAFTALIS & FRANKEL LLP]



                                February 26, 1999






Stralem Fund, Inc.
405 Park Avenue
New York, New York  10022

                         Re:  Stralem Fund, Inc.
                              Registration No. 2-34277
                              ------------------------

Dear Gentlemen:

            We hereby consent to the reference of our firm as counsel in Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A.

                                                  Very truly yours,




                                          /s/Kramer Levin Naftalis & Frankel LLP